SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): April 24, 2001




                               COMDIAL CORPORATION
             (Exact name of registrant as specified in its charter)




          Delaware                       0-9023                   94-2443673
-----------------------------            ------                   ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)





   106 Cattlemen Road
Sarasota, Florida 34232                               34232
-----------------------                               -----
(Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code:           (941) 419-3800
                                                              --------------

Item 4.           Changes in Registrant's Certifying Accountant.

         On April 24, 2001, the Registrant dismissed Deloitte & Touche LLP as its independent auditors.

         The reports of Deloitte & Touche LLP on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Furthermore, except for the two matters reported below, during the two most recent fiscal years and the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement(s) in their report.

         In connection with the audit of the Registrant's consolidated financial statements for the year ended December 31, 2000, there was a disagreement between management and Deloitte & Touche LLP related to the accounting for its 1992 Incentive Stock Option Plan ("the 1992 Plan"). Management recorded adjustments related to this plan in the 2000 consolidated financial statements and also restated the 1998 and 1999 consolidated financial statements, as described in its Annual Report on Form 10-K for 2000 and, as a result, Deloitte & Touche LLP indicated that this disagreement was satisfactorily resolved.

         Also in connection with the audit of the Registrant's consolidated financial statements for the year ended December 31, 2000, there was a disagreement related to the accounting for income taxes in 2000. Management recorded adjustments related to this matter in the 2000 consolidated financial statements and, as a result, Deloitte & Touche LLP indicated that this disagreement was satisfactorily resolved.

         The Audit Committee of the Company's Board of Directors discussed the subject matter of both disagreements with Deloitte & Touche LLP.

         On May 1, 2001, the Registrant engaged Ernst & Young LLP as its independent auditors. The Company has authorized Deloitte & Touche LLP to respond fully to the inquiries of Ernst & Young, LLP concerning the subject matter of the foregoing disagreements. The decision to change auditors was approved by the Registrant's Board of Directors on April 23, 2001.

         Attached as exhibit 16.1 is a letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

Item 7.           Financial Statements and Exhibits

                  (b) Exhibits

                      Letter from Deloitte & Touche LLP to Registrant dated May l, 2001.






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMDIAL CORPORATION



                                        By: /s/Paul K. Suijk
                                            -------------------------------
                                             Paul K. Suijk Senior Vice President
                                             and Chief Financial Officer



Dated: May 1, 2001